Exhibit 10.3
AGREEMENT
RELATING TO FLAGSTAR BANCORP, INC.’S PARTICIPATION IN THE
DEPARTMENT OF THE TREASURY’S CAPITAL PURCHASE PROGRAM
     This Agreement Relating to Flagstar Bancorp, Inc.’s Participation in the Department of the Treasury’s Capital Purchase Program (“Agreement”) is entered into among Flagstar Bancorp, Inc. (the “Company”), Flagstar Bank, FSB (the “Bank”) and the undersigned Senior Executive Officer (“SEO”) effective as of the Effective Date specified below.
     WHEREAS, the Company anticipates entering into a Securities Purchase Agreement or similar agreement (the “Purchase Agreement”) with the United States Department of the Treasury (the “Treasury”) that provides for the Company’s participation in the Capital Purchase Program (the “CPP”) of the Troubled Assets Relief Program as established by the Treasury under the Emergency Economic Stabilization Act of 2008 (the “EESA”);
     WHEREAS, as a condition of closing the investment contemplated by the Purchase Agreement, the Company is required to meet specified standards for compensation payable to an SEO;
     WHEREAS, the undersigned SEO provides services to the Company and the Bank; and
     WHEREAS, the Company, the Bank and the undersigned SEO desire to enter into this Agreement to comply with the CPP and in consideration of the benefits the undersigned SEO will receive as a result of the Company’s participation in the CPP.
     NOW, THEREFORE, BE IT HEREBY AGREED THAT:
     1. This Agreement is effective as of the date the Company and the Treasury close the transaction contemplated under the Purchase Agreement (the “Effective Date”).
     2. Notwithstanding the terms of any compensation, bonus, incentive, equity, severance, employment or other plan, arrangement or agreement applicable to the undersigned SEO (the “Compensation Programs”), the following restrictions govern the Company, the Bank and the undersigned SEO:
     (a) No Golden Parachute Payments. Neither the Company nor the Bank shall make any Golden Parachute Payment to the undersigned SEO during any period during which such individual is an SEO and the Treasury holds an equity or debt position acquired from the Company through the CPP (the “CPP Covered Period”).
     (b) Recovery of Bonus and Incentive Compensation. Any bonus and incentive compensation paid to the undersigned SEO during the CPP Covered Period is subject to recovery or clawback by the Company or the Bank if the compensation was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.
     (c) Compensation Program Amendments. Each of the Company’s and Bank’s Compensation Programs is hereby amended to the extent necessary to give effect to

Sections 2(a) and (b) above. By way of reference only and not intending to be completely exhaustive, the Compensation Programs may include those plans, arrangements or agreements listed on Exhibit A of this Agreement.
     (d) Definitions and Interpretations. This Agreement shall be interpreted as follows:
     (i) “Senior Executive Officers” means the individuals of the Company as defined in Section 111(b)(3) of the EESA;
     (ii) “Golden Parachute Payment” means a payment as defined in Section 111(b)(2)(C) of the EESA;
     (iii) This Agreement is applicable to the Company, the Bank and any entities treated as a single employer with the Company under 31 C.F.R. § 30.1(b) (as in effect on the Effective Date);
     (iv) The CPP Covered Period shall be limited by, and interpreted in a manner consistent with, 31 C.F.R. § 30.11 (as in effect on the Effective Date); and
     (v) Sections 2(a) and (b) above are intended to, and will be interpreted, administered and construed to, comply with Section 111 of the EESA (and, to the maximum extent consistent with the preceding, to permit operation of the Compensation Programs in accordance with their terms before giving effect to this Agreement).
     (e) Miscellaneous. To the extent not subject to federal law, this Agreement will be governed by and construed in accordance with the laws of the State of Michigan.
[SIGNATURE PAGE FOLLOWS]

EXECUTED this 30th day of January, 2009, effective as of the Effective Date.

FLAGSTAR BANCORP, INC.	FLAGSTAR BANK, FSB

(Name and Title)	(Name and Title)

SENIOR EXECUTIVE OFFICER

Printed Name:

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EXHIBIT A
COMPENSATION PROGRAMS
Employment Agreement
Performance-Based Incentive Compensation Program
Flagstar Bancorp, Inc. 2006 Equity Incentive Plan
Flagstar Bancorp, Inc. 1997 Employees and Directors Stock Option Plan
Flagstar Bancorp, Inc. 2000 Stock Incentive Plan

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